UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: March 5, 2003





                               EMERGENT GROUP INC.

               Nevada                               0-21475                          93-1215401
----------------------------------------------------------------------------------------------------------
    (State or other jurisdiction                  (Commission                          (IRS Employer
          of incorporation)                      File Number)                       Identification No.)



         932 Grand Central Avenue, Glendale, CA                                          91201
--------------------------------------------------------------------------------------------------------
           (Address of principal executive offices)                                      (Zip Code)



Registrant's telephone number, including area code:                (818) 240-8250
                                                     -----------------------------------


                                 Not Applicable
         (Former name or former address, if changed since last report.)

Item 5.   Other Events and Regulation FD Disclosure

     As disclosed in Emergent Group Inc.'s recent filings under the Securities Exchange Act of 1934, as amended, Emergent entered into a Stock Issuance Agreement, dated December 30, 2002, with BJH Management, LLC to issue to BJH Management 11,502,970 shares of Emergent's Common Stock which was intended to equal 17 1/2% of Emergent's fully diluted common shares outstanding, as defined. In February 2003, Emergent entered into an agreement with BJH Management to correct the number of shares issued to BJH Management by changing the number from 11,502,970 shares to 13,942,994 shares. The additional 2,440,024 shares were issued on February 27, 2003.

Item 7.  Financial Statements and Exhibits

(c)      Exhibits

     10.1     February 12, 2003 Amendment to Stock Issuance Agreement.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            EMERGENT GROUP INC.

                                                By:  /s/ Bruce J. Haber
                                                         Bruce J. Haber,
                                                         Chief Executive Officer

Date:  March 5, 2003